Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Advantego Corporation (the “Company”) for the period ended December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert W. Ferguson, the Principal Executive Officer of the Company, and Tracy A. Madsen, the Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §78m or §78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 12, 2022	By:	/s/ Robert W. Ferguson
Robert W. Ferguson Chief Executive Officer

By:	/s/ Tracy A. Madsen
Tracy A. Madsen Principal Financial Officer